EXHIBIT 99.1

Phone: 800-213-0689 www.SolarWindow.com	Ms. Briana L. Erickson SolarWindow Technologies, Inc. 10632 Little Patuxent Parkway, Suite 406 Columbia, MD 21044 Email: Briana@NewEnergyTechnologiesInc.com

SolarWindow™ Accelerates Product-Durability Testing Following Promising Early Results

Columbia, MD - March 10, 2015 – SolarWindow™ Technologies, Inc. (OTCQB:NENE; SOLW - Pending), developer of see-through electricity-generating coatings for glass, confirmed encouraging test results from efforts to meet or exceed warranty periods for commercial-grade window products. As a result of favorable degradation and stability outcomes, the Company will direct resources to accelerate important durability and product-lifecycle testing efforts, effective immediately.

SolarWindow™ products, under development, include rapid-payback electricity-generating windows for installation on the estimated 85 million tall towers and detached homes in the United States.

According to latest power and financial modeling, SolarWindow™ systems boast the industry’s fastest known financial return, and could achieve payback within one year. To produce the equivalent amount of power with conventional solar systems would require at least 5-11 years for payback and at least 10-12 acres of valuable urban land.

“Our SolarWindow™ products are being developed to performance standards which give real estate developers, engineers, architects, building designers, and future customers plenty of financial incentive. Of course, we also want to instill the confidence that comes with industry-duration warranties,” explained Mr. John A. Conklin, President and CEO of SolarWindow™ Technologies, Inc.

Dr. Scott Hammond, Principal Scientist, SolarWindow Technologies, Inc., Setting Up for SolarWindow™ Mini-Module Performance Measurement

SolarWindow™ devices have been undergoing testing of their durability in an effort to meet or exceed warranty periods for commercial-grade insulated glass units (IGUs) installed on tall towers. Durability determines product-lifecycle, an important feature to the commercial adoption of SolarWindow™ products for generating electricity on glass windows.

Among tests conducted by researchers have been measurements to evaluate the durability, degradation, and performance of SolarWindow™ coatings. These liquid coatings are organic and generate electricity while remaining see-through. Researchers validated the electromechanical stability and performance of these coatings.

Additional tests were conducted to include packaging; a series of technical processes being developed by the Company for applying special sealants to SolarWindow™ devices.

These tests measured factors related to durability, reliability, degradation, integrity and performance of seals. These special seals are applied along areas where moisture or weather elements could potentially create wear and tear. Moisture can cause erosion, an especially important factor to the lifecycle of window products.

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“I’m pleased that durability tests of SolarWindow™ coatings and their associated sealants have generated a level of performance we believe is essential to commercial warranty standard. Our next important steps will address efficiency, lifetime and cost for future product commercialization,” concluded Mr. Conklin.

About SolarWindow Technologies, Inc.

SolarWindow Technologies, Inc. is a developer of next generation electricity-generating SolarWindow™ coatings.

SolarWindow™ coatings generate electricity on see-through glass and flexible plastics with colored tints popular to skyscraper glass. Unlike conventional systems, SolarWindow™ can be applied to all four sides of tall towers, generating electricity using natural and artificial light conditions and even shaded areas. SolarWindow™ uses organic materials, which are dissolved into liquid, ideal for low-cost high-output manufacturing; and is the subject of a patent pending technology.

Through established relationships with universities, research institutions, and commercial partners, we strive to identify technologies and business opportunities on the leading edge of renewable energy innovation. Unique to our business model is the use of established research infrastructure owned by the various institutions we deal with, saving us significant capital which would otherwise be required for such costs as land and building acquisition, equipment and capital equipment purchases, and other start-up expenses. As a result, we are able to benefit from leading edge research while employing significantly less capital than conventional organizations.

The Company’s Proprietary Power Production & Financial Model (Power & Financial Model) uses photovoltaic (PV) modeling calculations that are consistent with renewable energy practitioner standards for assessing, evaluating and estimating renewable energy for a PV project. The Power & Financial Model estimator takes into consideration building geographic location, solar radiation for flat-plate collectors (SolarWindow™ irradiance is derated to account for 3600 building orientation and vertical installation), climate zone energy use and generalized skyscraper building characteristics when estimating PV power and energy production, and carbon dioxide (CO2) equivalents. Actual power, energy production and CO2 equivalents modeled may vary based upon building-to-building situational characteristics and varying installation methodologies.

For additional information, please call Ms. Briana L. Erickson toll-free at 1-800-213-0689 or visit: www.solarwindow.com.

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For media inquiries, please contact Jerry Schranz at Solarwindow@antennagroup.com, or visit our Media Relations page for additional contact information: http://solarwindow.com/media/media-relations/.

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http://solarwindow.com/investors/faqs/.

Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although SolarWindow Technologies, Inc. (the “Company” or “SolarWindow Technologies”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that SolarWindow Technologies, Inc. will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-Q and Form 10-K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S. Securities & Exchange Commission at http://www.sec.gov. The Company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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